UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 1, 2017, Whiting Resources Corporation (“WRC”), a subsidiary of Whiting Petroleum Corporation (“Whiting”), completed a sale (the “Sale”) to RimRock Oil & Gas Williston, LLC (“RimRock”) of Whiting’s interests in certain producing oil and gas properties located in the Fort Berthold Indian Reservation area in Dunn and McLean counties of North Dakota as well as certain other related assets and liabilities. The Sale was pursuant to the Purchase and Sale Agreement (the “Agreement”), dated August 14, 2017, by and among WRC, RimRock, Whiting Oil and Gas Corporation and RimRock Oil & Gas Williston Resources, Inc. and was effective September 1, 2017. The cash purchase price pursuant to the Agreement was $500 million, subject to closing adjustments.

A copy of the Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K. The foregoing description of the Agreement and the transactions contemplated therein are qualified in their entirety by reference to such exhibit. There are representations and warranties contained in the Agreement, which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro forma financial information.

Unaudited pro forma financial information of Whiting as of June 30, 2017 and for the six months ended June 30, 2017 and the year ended December 31, 2016 is filed herein as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

(c)	Not applicable.

(d)	Exhibits: The exhibits listed in the Exhibit Index below are filed as part of this report.

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(2.1)	Purchase and Sale Agreement, dated August 14, 2017, by and among Whiting Resources Corporation, RimRock Oil & Gas Williston, LLC, Whiting Oil and Gas Corporation and RimRock Oil & Gas Williston Resources, Inc., effective as of September 1, 2017.*

(99.1)	Unaudited pro forma financial information of Whiting Petroleum Corporation as of June 30, 2017 and for the six months ended June 30, 2017 and the year ended December 31, 2016.

*	Certain schedules and exhibits have been omitted and Whiting agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: September 6, 2017	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer